SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Tenth Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2004, the Registrant announced its financial results for its fourth quarter ended December 31, 2003. The Registrant will hold a conference call and webcast to discuss its fourth quarter financial results and its outlook for the future on February 26, 2004 at 7:30 A.M. Central Time/8:30 A.M. Eastern Time.

A copy of the Registrant’s press release regarding its fourth quarter financial results is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

By:	/s/ ROB-ROY J. GRAHAM

Rob-Roy J. Graham Chief Financial Officer

Date: February 25, 2004

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Registrant’s press release issued on February 24, 2004, announcing its fourth quarter ended December 31, 2003 financial results	4